EXHIBIT 10.10


                   PARK ELECTROCHEMICAL CORP.
                     2002 Stock Option Plan
                 Incentive Stock Option Contract


     THIS INCENTIVE STOCK OPTION CONTRACT entered into as of this _____ day of ______, between PARK ELECTROCHEMICAL CORP., a New
York corporation (the "Company"), and ________ an employee of the Company or one of its subsidiaries (the "Optionee").

                     W I T N E S S E T H :

      1. The Company, in accordance with the allotment made by the Stock Option Committee, and subject to the terms and conditions of the 2002 Stock Option Plan of the Company ("Plan"), grants as of the date hereof, to the Optionee, an option to purchase an aggregate of ___ shares of the Common Stock, $.10 par value per share, of the Company ("Common Stock") at _____ per share, being the fair market value of such stock on the date hereof.

     2. The term of this option shall be ten (10) years from the date hereof, subject to earlier termination as provided in the Plan. This option is exercisable, commencing ____ as to 25% of the aggregate number of shares originally subject hereto and as to an additional 25% on each succeeding anniversary of the granting of the option; provided, however, that the right to purchase shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but prior to the termination of the option. This option may be exercised in whole or in part and from time to time as to shares which have become purchasable, by giving written notice to the Company at its principal office, presently 5 Dakota Drive, Lake Success, New York 11042, identifying the option being exercised, specifying the number of shares purchased and accompanied by payment in full of the aggregate purchase price therefor, in cash, Common Stock, or any combination thereof.

      3. (a) In the event that the employment of the Optionee is terminated during the term of this option (other than by reason of disability or death), this option, subject to the provisions of Section 4 hereof, may be exercised by the Optionee, to the extent the Optionee was entitled to do so on the date of the termination of employment, at any time within three (3) months after such termination, but not thereafter, and in no event after the date on which this option would otherwise expire; provided that if such employment shall be terminated either (i) for cause, or (ii) without the written consent of the Company, this option shall (to the extent not previously exercised) terminate immediately.

         (b) In the event that the employment of the Optionee is terminated during the term of this option by reason of the disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) of the Optionee, this option, subject to the provisions of Section 4 hereof, may be exercised to the extent exercisable upon the effective date of such termination, at any time within one (1) year after the date of termination, but not thereafter, and in no event after the date on which this option would otherwise expire.


         (c) In the event that the Optionee dies while he is an employee of the Company or any of its subsidiaries or within three months after termination of his employment (unless such termination was either (i) for cause, or (ii) without the written consent of the Company), this option may be exercised to the extent exercisable on the date of his death, by his executor, administrator or other such person at the time entitled by law to his rights under such option, at any time within six (6) months after the date of his death, but not thereafter, and in no event after the date on which this option would otherwise expire.

     4. The Optionee agrees to remain an employee of the Company or its subsidiaries, at the election of the Company, for a period of one (1) year from the date hereof or such later date to which the Optionee is contractually obligated to remain in the employ of the Company, and further agrees that he will, during such employment, serve the Company in good faith and use his best effort at all times to promote its interests; provided, however, that nothing in the Plan or herein shall confer upon the Optionee any right to continue as an employee of the Company or its subsidiaries or interfere in any way with the right of the Company or its subsidiaries to terminate such employment at any time during such periods without liability of the Company or its subsidiaries.

     5. The Optionee represents and agrees that in the event of any exercise of this option, unless the shares of Common Stock received upon such exercise shall have been registered under an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), such shares constitute "restricted securities", as defined in Rule 144 promulgated under the Securities Act, and agrees that such shares may not be sold except in compliance with the applicable provisions of the Securities Act.

      6. In the event of any disposition of the shares of Common Stock acquired upon the exercise of this option within two (2) years from the date hereof, or within one (1) year from the date of issuance of the shares to the Optionee, the Optionee shall notify the Company thereof in writing within thirty (30) days after such disposition and will pay to the Company an amount necessary to satisfy its obligations to withhold any taxes by reason of such disqualifying disposition.

     7. The Company and the Optionee further agree that they will both be subject to and bound by all of the terms and conditions of the Plan, as amended from time to time. In the event of a conflict between the terms of this contract and the terms of the Plan, the terms of the Plan shall govern.

     8. This option is not transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him.

     9. The Plan has been adopted prior to the promulgation of final rules and regulations by the Internal Revenue Service under
Section 422A of the Code. Accordingly, as it is intended that this option be an incentive stock option within the meaning of such Section, the Optionee agrees that the Company may amend the Plan and this option in any respect necessary or appropriate to bring the Plan and this option into compliance with any such final rules and regulations.

     10. This contract shall be binding upon and inure to the benefit of any successor assign of the Company and to any executor, administrator or legal representative entitled by law to the Optionee's rights hereunder.


      11. By signing this contract, the undersigned Optionee represents and warrants to the Company that the undersigned Optionee has complied with the Company's "Guidelines Regarding Conflicts of Interest and Business Ethics" and that the undersigned Optionee does not have any investment or any other interest in any competitor, customer or supplier of the Company or of any subsidiary of the Company other than investments in the outstanding capital stock of any such competitor, customer or supplier held by the undersigned indirectly through an investment in a mutual fund or similar investment company and other than investments disclosed in writing to, and acknowledged in writing by, the President or the General Counsel of the Company.

      IN WITNESS WHEREOF, the parties hereto have duly executed this contract as of the day and year first above written.


OPTIONEE                                   PARK   ELECTROCHEMICAL
CORP.



By:_________________________________
[sign name]


                                                           Title:
________________________________
[print full name]



































                   PARK ELECTROCHEMICAL CORP.
                     2002 Stock Option Plan
               Non-Qualified Stock Option Contract

      THIS NON-QUALIFIED STOCK OPTION CONTRACT entered into as of this ____ day of ______, between PARK ELECTROCHEMICAL CORP., a New York corporation (the "Company"), and _____ an employee of the Company or one of its subsidiaries (the "Optionee").

                     W I T N E S S E T H :

      1. The Company, in accordance with the allotment made by the Stock Option Committee, and subject to the terms and conditions of the 2002 Stock Option Plan of the Company ("Plan"), grants as of the date hereof, to the Optionee, an option to purchase an aggregate of ____ shares of the Common Stock, $.10 par value per share, of the Company ("Common Stock") at ____ per share, being the fair market value of such stock on the date hereof.

     2.  The term of this option shall be ten (10) years from the date  hereof, subject to earlier termination as provided  in  the
Plan.   This  option  is  exercisable,  in  accordance  with  the
following schedule:

                            Shares Becoming
           Vesting Date       Exercisable




          Total

provided, however, that the right to purchase shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but prior to the termination of the option. This option may be exercised in whole or in part and from time to time as to shares which have become purchasable, by giving written notice to the Company at its principal office, presently 5 Dakota Drive, Lake Success, New York 11042, identifying the option being exercised, specifying the number of shares purchased and accompanied by payment in full of the aggregate purchase price therefor, in cash, Common Stock, or any combination thereof.

      3. (a) In the event that the employment of the Optionee is terminated during the term of this option (other than by reason of disability or death), this option, subject to the provisions of Section 4 hereof, may be exercised by the Optionee, to the extent the Optionee was entitled to do so on the date of the termination of employment, at any time within three (3) months after such termination, but not thereafter, and in no event after the date on which this option would otherwise expire; provided that if such employment shall be terminated either (i) for cause, or (ii) without the written consent of the Company, this option shall (to the extent not previously exercised) terminate immediately.

         (b) In the event that the employment of the Optionee is terminated during the term of this option by reason of the disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) of the Optionee, this option, subject to the provisions of Section 4 hereof, may be exercised to the extent exercisable upon the effective date of such termination, at any time within one (1) year after the date of termination, but not thereafter, and in no event after the date on which this option would otherwise expire.

         (c) In the event that the Optionee dies while he is an employee of the Company or any of its subsidiaries or within three months after termination of his employment (unless such termination was either (i) for cause, or (ii) without the written consent of the Company), this option may be exercised to the extent exercisable on the date of his death, by his executor, administrator or other such person at the time entitled by law to his rights under such option, at any time within six (6) months after the date of his death, but not thereafter, and in no event after the date on which this option would otherwise expire.

     4. The Optionee agrees to remain an employee of the Company or its subsidiaries, at the election of the Company, for a period of one (1) year from the date hereof or such later date to which the Optionee is contractually obligated to remain in the employ of the Company, and further agrees that he will, during such employment, serve the Company in good faith and use his best effort at all times to promote its interests; provided, however, that nothing in the Plan or herein shall confer upon the Optionee any right to continue as an employee of the Company or its subsidiaries or interfere in any way with the right of the Company or its subsidiaries to terminate such employment at any time during such periods without liability of the Company or its subsidiaries.

     5. The Optionee represents and agrees that in the event of any exercise of this option, unless the shares of Common Stock received upon such exercise shall have been registered under an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), such shares constitute "restricted securities", as defined in Rule 144 promulgated under the Securities Act, and agrees that such shares may not be sold except in compliance with the applicable provisions of the Securities Act.

     6. Upon the exercise of this option, the Optionee shall pay to the Company an amount necessary to satisfy its obligations to withhold any taxes by reason of such exercise.

      7. The Company and the Optionee further agree that they will both be subject to and bound by all of the terms and conditions of the Plan, as amended from time to time. In the event of a conflict between the terms of this contract and the terms of the Plan, the terms of the Plan shall govern.

      8. This option is not transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him.

      9.   It is agreed that this option is a Non-Qualified Stock
Option, as such term is defined in the Plan.

      10. This contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any executor, administrator or legal representative entitled by law to the Optionee's rights hereunder.

      11. By signing this contract, the undersigned Optionee represents and warrants to the Company that the undersigned Optionee has complied with the Company's "Guidelines Regarding Conflicts of Interest and Business Ethics" and that the undersigned Optionee does not have any investment or any other interest in any competitor, customer or supplier of the Company or of any subsidiary of the Company other than investments in the outstanding capital stock of any such competitor, customer or supplier held by the undersigned indirectly through an investment in a mutual fund or similar investment company and other than investments disclosed in writing to, and acknowledged in writing by, the President or the General Counsel of the Company.

      IN WITNESS WHEREOF, the parties hereto have duly executed this contract as of the day and year first above written.



OPTIONEE                                    PARK  ELECTROCHEMICAL
CORP.


                                     By:
[sign name]


                                                           Title:
________________________________
[print full name]










































                   PARK ELECTROCHEMICAL CORP.
                     2002 Stock Option Plan
               Non-Qualified Stock Option Contract


      THIS NON-QUALIFIED STOCK OPTION CONTRACT entered into as of this ___ day of ____ between PARK ELECTROCHEMICAL CORP., a New
York corporation (the "Company"), and______, a director of the Company (the "Optionee").

                     W I T N E S S E T H :

      1. The Company, in accordance with the allotment made by the Stock Option Committee, and subject to the terms and conditions of the 2002 Stock Option Plan of the Company ("Plan"), grants as of the date hereof, to the Optionee, an option to purchase an aggregate of ______ shares of the Common Stock, $.10 par value per share,of the Company ("Common Stock") at ____ per share, being the fair market value of such stock on the date hereof.

     2. The term of this option shall be ten (10) years from the date hereof, subject to earlier termination as provided in the Plan. This option is exercisable, commencing _____ as to 25% of the aggregate number of shares originally subject hereto and as to an additional 25% on each succeeding anniversary of the granting of the option; provided, however, that the right to purchase shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but prior to the termination of the option. This option may be exercised in whole or in part and from time to time as to shares which have become purchasable, by giving written notice to the Company at its principal office, presently 5 Dakota Drive, Lake Success, New York 11042, identifying the option being exercised, specifying the number of shares purchased and accompanied by payment in full of the aggregate purchase price therefor, in cash, Common Stock, or any combination thereof.

      3. (a) In the event that the service of the Optionee as a director of the Company is terminated during the term of this option (other than by reason of disability or death), this option, subject to the provisions of Section 4 hereof, may be exercised by the Optionee, to the extent the Optionee was entitled to do so on the date of such termination, at any time within three (3) months after such termination, but not thereafter, and in no event after the date on which this option would otherwise expire; provided that if such service as a director shall be terminated either (i) for cause, or (ii) without the written consent of the Company, this option shall (to the extent not previously exercised) terminate immediately.

       (b) In the event that the service of the Optionee as a director of the Company is terminated during the term of this option by reason of the disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) of the Optionee, this option, subject to the provisions of Section 4 hereof, may be exercised to the extent exercisable upon the effective date of such termination, at any time within one (1) year after the date of termination, but not thereafter, and in no event after the date on which this option would otherwise expire.

       (c) In the event that the Optionee dies while he is a director of the Company or within three months after termination of his service as a director (unless such termination was either
(i) for cause, or (ii) without the written consent of the Company), this option may be exercised to the extent exercisable on the date of his death, by his executor, administrator or other such person at the time entitled by law to his rights under such option, at any time within six (6) months after the date of his death, but not thereafter, and in no event after the date on which this option would otherwise expire.

     4. The Optionee agrees to remain a director of the Company, at the election of the Board of Directors or the shareholders of the Company, for a period of one (1) year from the date hereof or such later date to which the Optionee is contractually obligated to remain a director of the Company, and further agrees that he will, during such service as a director of the Company, serve the Company in good faith and use his best effort at all times to promote its interests; provided, however, that nothing in the Plan or herein shall confer upon the Optionee any right to continue as a director of the Company or interfere in any way with the right of the Board of Directors or shareholders of the Company to terminate such service as a director of the Company at any time during such periods without liability of the Company or its subsidiaries.

     5. The Optionee represents and agrees that in the event of any exercise of this option, unless the shares of Common Stock received upon such exercise shall have been registered under an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), such shares constitute "restricted securities", as defined in Rule 144 promulgated under the Securities Act, and agrees that such shares may not be sold except in compliance with the applicable provisions of the Securities Act.

      6. Upon the exercise of this option, the Optionee shall pay to the Company an amount necessary to satisfy its obligations to withhold any taxes by reason of such exercise.

7. The Company and the Optionee further agree that they will both be subject to and bound by all of the terms and conditions of the Plan, as amended from time to time. In the event of a conflict between the terms of this contract and the terms of the Plan, the terms of the Plan shall govern.

      8. This option is not transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him.

      9.  It is agreed that this option is a Non-Qualified  Stock
Option, as such term is defined in the Plan.

     10. This contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any executor, administrator or legal representative entitled by law to the Optionee's rights hereunder.

      IN WITNESS WHEREOF, the parties hereto have duly executed this contract as of the day and year first above written.


OPTIONEE                                   PARK   ELECTROCHEMICAL
CORP.



By:________________________________
[sign name]


                                                           Title:
_______________________________
[print full name]



[exhibit 10.10]ll